                                                                   EXHIBIT 99.1

                          $750,000,000 (APPROXIMATE)
                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-2

  INFORMATION REGARDING CERTAIN INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

  Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on March 18, 1998 and March 31, 1998. The information below includes the Initial Contracts described in the Prospectus Supplement dated March 11, 1998, as well as the Additional and Subsequent Contracts transferred to the Trust. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

                GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS

                                                              AGGREGATE    % OF CONTRACT
                                                              PRINCIPAL       POOL BY
                                           % OF CONTRACT       BALANCE      OUTSTANDING
                            NUMBER OF    POOL BY NUMBER OF   OUTSTANDING     PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                          CUT-OFF DATE     CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                         --------------- ----------------- --------------- -------------
Alabama.................      1,839             8.17%      $ 52,644,523.32      7.02%
Alaska..................          2              .01             36,221.76       .00
Arizona.................        477             2.12         17,701,159.25      2.36
Arkansas................        597             2.65         16,260,870.42      2.17
California..............        620             2.75         19,759,800.92      2.63
Colorado................        461             2.05         20,854,745.10      2.78
Connecticut.............          8              .04            251,713.74       .03
Delaware................         99              .44          3,253,847.58       .43
District of Columbia....          1              .00              6,222.68       .00
Florida.................      1,373             6.10         50,734,909.17      6.76
Georgia.................      1,416             6.29         45,995,970.57      6.13
Idaho...................         96              .43          3,808,832.03       .51
Illinois................        291             1.29          8,440,296.71      1.13
Indiana.................        536             2.38         17,942,004.62      2.39
Iowa....................        254             1.13          7,977,377.24      1.06
Kansas..................        258             1.15          8,712,783.24      1.16
Kentucky................        559             2.48         15,475,119.71      2.06
Louisiana...............        655             2.91         17,803,792.08      2.37
Maine ..................         95              .42          3,031,670.32       .40
Maryland................         99              .44          2,596,265.77       .35
Massachusetts...........         13              .06            423,707.94       .06
Michigan................      1,100             4.89         43,835,395.69      5.84
Minnesota...............        301             1.34          8,534,789.90      1.14
Mississippi.............        609             2.71         16,320,278.13      2.18
Missouri................        595             2.65         16,121,290.45      2.15
Montana.................        125              .56          4,149,271.78       .55
Nebraska................        107              .48          3,592,237.81       .48
Nevada..................        194              .86          8,932,591.76      1.19
New Hampshire...........         84              .37          2,618,044.88       .35
New Jersey..............          7              .03            168,359.70       .02
New Mexico..............        539             2.39         21,878,535.21      2.92
New York................        236             1.05          6,660,395.93       .89
North Carolina..........      2,171             9.64         77,417,108.03     10.32
North Dakota............         55              .24          1,566,811.38       .21
Ohio....................        422             1.87         15,101,067.09      2.01
Oklahoma................        452             2.01         14,521,483.65      1.94
Oregon..................        225             1.00         12,373,121.13      1.65
Pennsylvania............        259             1.15          7,831,085.38      1.04
South Carolina..........        967             4.30         34,346,858.52      4.58
South Dakota............        129              .57          4,121,340.51       .55
Tennessee...............        740             3.29         20,520,957.72      2.74
Texas...................      1,979             8.79         66,737,040.74      8.90
Utah....................         90              .40          3,576,121.09       .48
Vermont.................         38              .17          1,254.684.14       .17
Virginia................        475             2.11         12,445,880.01      1.66
Washington..............        277             1.23         14,915,795.62      1.99
West Virginia...........        225             1.00          5,545,648.27       .74
Wisconsin...............        259             1.15          7,248,947.55       .97
Wyoming.................        100              .44          3,943,008.22       .53
                             ------           ------       ---------------    ------
Total...................     22,510           100.00%      $749,989,984.46    100.00%
                             ======           ======       ===============    ======

                       YEARS OF ORIGINATION OF CONTRACTS

                           NUMBER OF       AGGREGATE      % OF CONTRACT POOL BY
                           CONTRACTS   PRINCIPAL BALANCE  OUTSTANDING PRINCIPAL
                             AS OF        OUTSTANDING         BALANCE AS OF
YEAR OF ORIGINATION(1)    CUT-OFF DATE AS OF CUT-OFF DATE     CUT-OFF DATE
----------------------    ------------ ------------------ ---------------------
1978.....................         1     $      4,006.40              * %
1979.....................         1            6,673.78              *
1983.....................         2           16,398.78              *
1984.....................         5           36,842,61              *
1985.....................       981        6,670,293.55             .89
1986.....................       163        1,196,748.45             .16
1987.....................       678        6,542,835.09             .87
1988.....................        30          498,612.84             .07
1989.....................        65        1,496,203.67             .20
1990.....................        58        1,334,374.91             .18
1991.....................       101        2,383,654.60             .32
1992.....................        99        2,550,753.07             .34
1993.....................        69        1,652,734.73             .22
1994.....................       161        5,003,427.43             .67
1995.....................       219        6,915,838.59             .92
1996.....................       670       23,392,609.07            3.12
1997.....................     1,916      115,901,482.31           15.45
1998.....................    17,291      574,386,494.58           76.59
                             ------     ---------------          ------
   Total.................    22,510     $749,989,984.46          100.00%
                             ======     ===============          ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the Contracts as of the Cut-off Date.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.


                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                               NUMBER OF       AGGREGATE      % OF CONTRACT POOL BY
                               CONTRACTS   PRINCIPAL BALANCE  OUTSTANDING PRINCIPAL
  ORIGINAL CONTRACT              AS OF        OUTSTANDING         BALANCE AS OF
AMOUNT (IN DOLLARS)           CUT-OFF DATE AS OF CUT-OFF DATE     CUT-OFF DATE
----------------------        ------------ ------------------ ---------------------
    Less than $10,000........       970     $  7,454,122.21             .99%
    $10,000 to $19,999.......     4,756       62,022,332.12            8.27
    $20,000 to $29,999.......     5,954      140,433,991.91           18.72
    $30,000 to $39,999.......     4,222      143,155,514.18           19.09
    $40,000 to $49,999.......     2,527      112,411,311.43           14.99
    $50,000 to $59,999.......     1,635       89,311,165.54           11.91
    $60,000 to $69,999.......       944       68,990,302.54            8.13
    $70,000 to $79,999.......       573       42,616,122.90            5.68
    $80,000 to $89,999.......       376       31,752,266.39            4.23
    $90,000 to $99,999.......       240       22,799,610.79            3.04
    $100,000 to $109,999.....       124       12,920,958.34            1.72
    $110,000 to $119,999.....        79        9,074,480.07            1.21
    $120,000 to $129,999.....        48        5,990,811.35             .80
    $130,000 to $139,999.....        30        4,031,992.87             .54
    $140,000 to $149,999.....        13        1,881,387.93             .25
    $150,000 to $159,999.....         9        1,391,621.86             .19
    $160,000 to $169,999.....         5          813,765.49             .11
    $170,000 to $179,999.....         1          175,784.84             .02
    $180,000 to $189,999.....         1          187,666.05             .03
    $190,000 to $199,999.....         3          574,775.65             .08
                                 ------     ---------------          ------
       Total.................    22,510     $749,989,984.46          100.00%
                                 ======     ===============          ======

          DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........          726          $ 18,511,578.57               2.47%
61% to 65%..............          241             8,209,643.68               1.09
66% to 70%..............          378            12,538,947.31               1.67
71% to 75%..............          537            18,678,861.73               2.49
76% to 80%..............        1,617            51,783,021.69               6.90
81% to 85%..............        2,465            84,869,432.88              11.32
86% to 90%..............        8,356           267,127,615.85              35.62
91% to 95%..............        6,829           241,364,759.42              32.18
Over 95%................        1,361            46,906,123.33               6.25
                               ------          ---------------             ------
   Total................       22,510          $749,989,984.46             100.00%
                               ======          ===============             ======

--------
(1)Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                CONTRACT RATES

                                              AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY    NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
     CONTRACT RATE        AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
 ---------------------    ------------------- ------------------- --------------------------
0.00000% to 5.00000%....             5          $    264,653.66                .04%
5.00001% to 6.00000%....            41             2,333,070.08                .31
6.00001% to 7.00000%....           708            53,748,411.94               7.17
7.00001% to 8.00000%....         2,040           117,058,828.92              15.61
8.00001% to 9.00000%....         2,428           115,531,426.47              15.40
9.00001% to 10.00000%...         3,887           149,394,407.24              19.92
10.00001% to 11.00000%..         4,081           131,673,949.94              17.56
11.00001% to 12.00000%..         4,250           106,135,114.59              14.15
12.00001% to 13.00000%..         2,658            47,726,598.71               6.36
13.00001% to 14.00000%..         1,028            15,799,650.99               2.11
14.00001% to 15.00000%..           967             6,760,750.39                .90
15.00001% to 16.00000%..           379             3,256,149.07                .43
16.00001% to 17.00000%..            38               306,972.46                .04
                                ------          ---------------             ------
   Total................        22,510          $749,989,984.46             100.00%
                                ======          ===============             ======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
    MONTHS REMAINING     NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
   ------------------    ------------------- ------------------- --------------------------
Less than 31............          789          $  4,469,926.07                .60%
31 to 60................        1,429            12,021,060.53               1.60
61 to 90................          918            12,792,360.95               1.71
91 to 120...............        1,605            26,199,598.31               3.49
121 to 150..............          649            13,621,141.25               1.82
151 to 180..............        3,434            79,177,315.73              10.56
181 to 210..............          283             9,784,461.75               1.30
211 to 240..............        3,820           116,837,486.28              15.58
241 to 270..............           54             2,381,096.05                .32
271 to 300..............        1,881            66,394,678.20               8.85
301 to 330..............           32             1,243,635.71                .17
331 to 360..............        7,616           405,067,223.63              54.01
                               ------          ---------------             ------
   Total................       22,510          $749,989,984.46             100.00%
                               ======          ===============             ======